FINANCING EXPENSE (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Interest expense	$ 6,823	$ 10,610	$ 12,623
Interest income	(12,949)	(10,762)	(4,783)
Jazz Notes amortization		5,010	4,230
Series G Debentures amortization, related rate differences and hedging results	3,299	3,589	2,738
Exchange rate differences	968	1,064	6
Bank fees and others	1,847	3,673	633
Financing	$ (12)	$ 13,184	$ 15,447